EXHIBIT 10.12.1

FIRST AMENDMENT TO OFFICE LEASE

This First Amendment to Office Lease (this “Amendment”) is made and entered into as of the 30th day of November 2021, but effective as of June 29, 2019 (the “Effective Date”) by and among SPC PARK PLAZA PARTNERS LLC, a Texas limited liability company (“SPC”), DIAMOND HILLCREST, LLC, a Texas limited liability company (“Diamond”), HTH HILLCREST PROJECT LLC, a Texas limited liability company (“HTH Hillcrest” and together with SPC and Diamond, collectively, “Landlord”) and HILLTOP HOLDINGS INC., a Maryland corporation (“Tenant”).  Each initially capitalized term used but not otherwise defined herein shall have the meanings assigned to it in the Lease (hereinafter defined).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant have heretofore executed and entered into that certain Office Lease (the “Lease”) dated as of July 31, 2018, concerning Tenant's lease from Landlord of office space at the Building (therein and herein referred to as “the Premises”); and

WHEREAS, Landlord and Tenant now desire to amend the Lease to the extent and as provided in this Amendment.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.Section 1. C. of the Lease is hereby deleted in its entirety and the following is substituted therefor:

“C.“Premises”:  The area shown on Exhibit A-1 to this Lease, as follows:

The aggregate “Rentable Square Footage of the Premises” is approximately 69,062 square feet of Rentable Square Footage.  Tenant shall have the right to expand or contract the size of the Premises as provided in Riders No. 1 and 3 attached hereto.”

2.Section 1. D. of the Lease is hereby deleted in its entirety and the following is substituted therefor:

“C.“Base Rent”:

*CD = Commencement Date

ED = Expiration Date

Commencement Date through Month 11 = “Abated Rent Period”

3.Section 1. M. the Lease is hereby deleted in its entirety and the following is substituted therefor:

“M. “Notice Address”:

Tenant:  Notices shall be sent to Tenant, as follows:

Tenant: Hilltop Holdings Inc. 6565 Hillcrest Ave., Suite 300 University Park, Texas 75205 Attn: Lisa Loreto, Senior Vice President (469) 718-4620 Email: Lisa.Loreto@hilltop-holdings.com	With copy to: SRS-Cresa Lease Administration c/o Hilltop Holdings Inc. 15660 North Dallas Parkway, Suite 1200 Dallas, Texas 75248 Attn: Real Estate Administrator	And to: Bracewell LLP 1445 Ross Avenue, Suite 3800 Dallas, Texas 75202 Attn: K. Brock Bailey (214) 758-1076 Email: Brock.Bailey@bracewell.com

Landlord: Notices shall be sent to Landlord, as follows:

Landlord: SPC Park Plaza Partners LLC c/o First American Exchange Company 215 South State Street, Suite 380 Salt Lake City, UT 84111 Tel.: (866) 516-1031 Email: mbullock@firstam.com	With a copy to: Kane Russell Coleman Logan PC 1601 Elm Street, Suite 3700 Dallas, Texas 75201 Attn: Raymond J. Kane (214) 777-4290 Email: rkane@krcl.com

Diamond Hillcrest, LLC 6565 Hillcrest, 6th Floor Dallas, Texas 75205 Attn: Gary Shultz Tel.: (214) 871-5151 Email: gshultz@diamond-a.com	Haynes and Boone, LLP 2323 Victory Avenue, Suite 700 Dallas, Texas 75219 Attn: William C. Wilshusen Tel.: (214) 651-5595 Email: William.wilshusen@haynesboone.com

HTH Hillcrest Project LLC 6565 Hillcrest Avenue Dallas, Texas 75205 Attn: Corey G. Prestidge Tel.: (214) 525-4647 Email: cprestige@hilltop-holdings.com	Bracewell LLP 1445 Ross Avenue, Suite 3800 Dallas, Texas 75202 Attn: K. Brock Bailey (214) 758-1076 Email: Brock.Bailey@bracewell.com”

4.Exhibit A-1 to the Lease is hereby deleted in its entirety and Exhibit A-1 attached to this Amendment is substituted therefor.

5.Each of Tenant and Landlord hereby agree and acknowledge that, except as expressly provided in this Amendment, the Lease remains in full force and effect and has not been modified or amended in any respect, it being the intention of each of Tenant and Landlord that this Amendment and the Lease be read, construed and interpreted as one and the same instrument.  To the extent that any conflict exists between this Amendment and the Lease, the terms of this Amendment shall control and govern.  Notwithstanding anything in this Amendment to the contrary, Landlord hereby acknowledges and agrees that nothing in this Amendment shall effect in any manner, by waiver, estoppel or otherwise, Tenant’s rights under Section 3.F. of the Lease.

6.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Amendment will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.  For purposes of determining whether a party has signed this Amendment or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile or portable document format (pdf) copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, each of Tenant and Landlord has executed this Amendment as of the day and year first above written.

TENANT:

HILLTOP HOLDINGS INC.,

a Maryland corporation

By:/s/ DARREN PARMENTER

Name:Darren Parmenter

Title:Chief Administrative Officer

LANDLORD:

SPC PARK PLAZA PARNTERS LLC,

a Texas limited liability company

By:/s/ JIM STRODE

Name:Jim Strode

Title:Manager

DIAMOND HILLCREST, LLC,

a Texas limited liability company

By:/s/ GARY SHULTZ

Name:Gary Shultz

Title:Vice President

HTH HILLCREST PROJECT LLC,

a Texas limited liability company

By:/s/ COREY G. PRESTIDGE

Name:Corey G. Prestidge

Title:Vice President

EXHIBITS INTENTIONALLY OMITTED